UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 3, 2005

Champion Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168
(Commission File Number)	(IRS Employer Identification No.)

2701 Cambridge Court, Suite 300, Auburn Hills, Michigan	48326
(Address of Principal Executive Offices)	(Zip Code)

(248) 340-9090

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The 2005 Equity Compensation and Incentive Plan (the “Plan”) of the Registrant, approved on December 7, 2004 by the Registrant’s board of directors, became effective on May 3, 2005 upon its adoption by the Registrant’s shareholders. A description of the material terms of the Plan was included in the Registrant’s Definitive Proxy Statement on Schedule 14A (File No. 001-09751), as filed with the Securities and Exchange Commission on March 14, 2005, under the heading “Proposal to Adopt the 2005 Equity Compensation and Incentive Plan.” This discussion is incorporated herein by reference. The Plan replaces the 1995 Stock Option and Incentive Plan which expired on November 28, 2004. A copy of the Plan is attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit Number
10.1	2005 Equity Compensation and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC.

By:	/s/ John J. Collins, Jr.
John J. Collins, Jr., Senior Vice President,
General Counsel and Secretary

Date: May 4, 2005